Statement of Additional Information Supplement

April 30, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated April 30, 2021 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated March 16, 2021

Dynamic Value Portfolio

The table in the section of the Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Commcise Software Limited	Monthly basis	Approximately three business days
Virtu Financial, Inc.	Monthly basis	Approximately three business days
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Refinitiv Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
BestX Ltd.	Daily basis	Daily
Abel Noser Solutions, LLC	Daily basis	Daily

1  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

The following is hereby added at the end of the section of the Statement of Additional Information entitled "Management of the Trust—Experience, Qualifications and Attributes":

The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.

Please retain this supplement for future reference.